                                                              Exhibit 10.43(h-2)

                   ACCESSION AGREEMENT AND SECOND AMENDMENT TO
                        SPONSORS' SUBORDINATION AGREEMENT

           THIS ACCESSION AGREEMENT AND SECOND AMENDMENT (this "Amendment"), dated 3 June 2002, is made among ADVANCED MICRO DEVICES, INC., a corporation organised and existing under the laws of the State of Delaware, United States of America, with its chief executive office and principal place of business at One AMD Place, Sunnyvale, California 94088, United States of America ("AMD Inc."); AMD SAXONY HOLDING GMBH, Dresden, registered in the Commercial Register of the Dresden County Court, HRB 13931 ("AMD Holding," together with AMD Inc., collectively, the "Sponsors"); AMD SAXONY LLC, a limited liability company organised and existing under the laws of the State of Delaware, United States of America ("AMD Saxony LLC"); AMD SAXONY ADMIN GMBH, with its seat in Dresden ("AMD Admin," together with AMD Saxony LLC, collectively, the "Additional Partner Companies"); AMD SAXONY MANUFACTURING GMBH, registered in the Commercial Register of the Dresden County Court, HRB 13186 (proposed to be known as "AMD Saxony LLC & Co. KG" following the Conversion Effective Date) ("AMD Saxonia"); DRESDNER BANK LUXEMBOURG S.A., as Agent (and successor to DRESDNER BANK AG ("Dresdner") in such capacity) under the Loan Agreement dated 11 March 1997, as amended (as so amended, the "Loan Agreement") (in such capacity, the "Agent") for the Banks from time to time party thereto; and Dresdner, as Security Agent under such Loan Agreement (in such capacity, the "Security Agent") for the Secured Parties referred to therein.

                              W I T N E S S E T H:

           WHEREAS, AMD Saxonia has been formed for the purpose of constructing, owning, and operating (i) the Plant and (ii) the integrated Design Center (the construction, ownership, and operation of the Plant and the Design Center being hereinafter called the "Project");

           WHEREAS, pursuant to the Conversion Documents, AMD Saxonia proposes to change its legal form to a Kommanditgesellschaft (a limited partnership organised under the laws of the Federal Republic of Germany) with AMD Holding and AMD Admin as its sole limited partners (Kommanditisten) and AMD Saxony LLC as its sole general partner (Komplementar);

           WHEREAS, with effect from the Conversion Effective Date, AMD Saxonia wishes, with the consent of the Sponsors and the Additional Partner Companies to, among other things, modify the interest rate on Sponsors' Loans and Revolving Loans and to increase the amount of the Revolving Loan Facility; and

           WHEREAS, with effect from the Conversion Effective Date, the Additional Partner Companies desire to accede to, and the Sponsors, the Additional Partner Companies, AMD Saxonia, the Agent and the Security Agent desire to amend and supplement, the Sponsors' Subordination Agreement dated 11 March 1997, by and among AMD Inc., AMD Holding, AMD Saxony Manufacturing GmbH, Dresdner Bank AG, as Security Agent, and Dresdner Bank Luxembourg S.A., as Agent, as amended by the First Amendment to Sponsors' Subordination Agreement dated 20 February 2001(as amended, the "Sponsors' Subordination Agreement"), on the terms and subject to the conditions of this Amendment;

           NOW, THEREFORE, the Sponsors, the Additional Partner Companies, AMD Saxonia, the Agent (for itself and on behalf of the Banks), and the Security Agent (on behalf of the Secured Parties), agree as follows:

                                    ARTICLE I
                                    Accession

Section 1.1 With effect from the Conversion Effective Date, the Additional Partner Companies hereby accede to the Sponsors' Subordination Agreement, and the Sponsors, AMD Saxonia, the Agent and Security Agent hereby consent to such accession

                                   ARTICLE II
                                   Definitions

Section 2.1 Definitions. Capitalized terms not otherwise defined in this Amendment are used with the definitions assigned to them in the Sponsors' Subordination Agreement or the Sponsors' Support Agreement, as the case may be.

           In addition, the following terms when used in this Amendment shall have the following meaning:

           "Agreed Terms" means, in respect of any document, that document substantially in the form thereof which has been initialled (for the purposes of identification) by or on behalf of AMD Saxonia and the Agent.

           "Conversion Documents" means the following agreements and documents, each in the Agreed Terms: (i) the Certificate of Formation of AMD Saxony LLC;
(ii) the AMD Admin Articles of Association; (iii) the Formation Protocol for AMD Admin; (iv) the Application to the Commercial Register for Formation of AMD Admin; (v) the Resolution of AMD Holding as Shareholder of AMD Admin for Section 181 German Civil Code Release; (vi) the List of Shareholders for AMD Admin;
(vii) the AMD Saxony LLC Agreement; (viii) the AMD Saxonia Partnership Agreement; (ix) the Assignment and Trust Agreement between AMD Holding and AMD Saxony LLC; (x) the Purchase and Assignment Agreement between AMD Holding and AMD Admin; (xi) the Resolution of AMD Holding as Shareholder of AMD Saxonia for Transfer of Fractional Share to AMD Saxony LLC; (xii) the Notification to AMD Saxonia of Assignment of Fractional Share to AMD Admin; (xiii) the List of Shareholders of AMD Saxonia (reflecting addition of AMD Admin); (xiv) the Resolution of AMD Holding and AMD Saxony LLC as Shareholders of AMD Saxonia for Transfer of Fractional Share to AMD Admin; (xv) the Notification to AMD Saxonia of Assignment of Fractional Share to AMD

Saxony LLC; (xvi) the List of Shareholders of AMD Saxonia (reflecting addition of AMD Saxony LLC); (xvii) the Resolution of AMD Holding, AMD Admin and AMD Saxony LLC as Shareholders of AMD Saxonia Approving Conversion to Limited Partnership; (xviii) the Resolution of AMD Inc. as Shareholder of AMD Holding Approving Conversion of AMD Saxonia; (xix) Application to the Commercial Register for Conversion of AMD Saxonia to Limited Partnership; (xx) Application to the Real Estate Register for Change in AMD Saxonia's Name; (xxi) the Transfer Agreement for Transfer Back Of Fractional Share between AMD Holding and AMD Saxony LLC; (xxii) Application to the Commercial Register for Transfer Back of Fractional Share by AMD Saxony LLC to AMD Holding; (xxiii) Power of Attorney regarding Removal of AMD Saxony LLC as General Partner of AMD Saxonia; and
(xxiv) any other agreement or document designated by the AMD Companies (with the consent of the Agent) in addition to or in substitution for any of the above-named documents or agreements as a "Conversion Document."

           "Sponsors' Support Agreement" means the Sponsors' Support Agreement between the Sponsors, the Additional Partner Companies, the Agent and the Security Agent dated 11 March 1997, as amended by the First Amendment to Sponsors' Support Agreement dated 6 February 1998, the Second Amendment to Sponsors' Support Agreement dated 29 June 1999, the Third Amendment to Sponsors' Support Agreement dated 20 February 2001 and the Accession Agreement and Fourth Amendment to Sponsors' Support Agreement dated of even date herewith, and as the same may at any time be amended or modified in accordance with the terms thereof and in effect.

Section 2.2 Construction. In this Amendment, unless the context requires otherwise, references to Sections and Schedules are to Sections and Schedules of the Sponsors' Subordination Agreement. Section headings are inserted for reference only and shall be ignored in construing this Amendment.

                                  ARTICLE III
                                   Amendments

Section 3.1 With effect from the Conversion Effective Date, the Sponsors' Subordination Agreement will be amended and restated in its entirety in the form attached as Appendix A.

                                   ARTICLE IV
                                  Miscellaneous

Section 4.1 Representations and Warranties. Each of the Sponsors, AMD Saxonia and the Additional Partner Companies hereby represents and warrants, as of the date hereof and as of the Conversion Effective Date, that:

(i) Organisation; Corporate Power. It is duly organised and validly existing under the laws of the jurisdiction of its organisation, and has all necessary power and authority to execute and deliver this Amendment and, following the Conversion Effective Date, to consummate the transactions contemplated by the Sponsors' Subordination Agreement, as amended hereby;

(ii) Corporate Authority; No Conflict. The execution and delivery by it of this Amendment, and the performance by it, following the Conversion Effective Date, of its obligations under the

Sponsors' Subordination Agreement, as amended by this Amendment, have been duly authorised by all necessary corporate action (including any necessary shareholder action) on its part, and do not and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award presently in effect having applicability to it, or of its charter or by-laws; or (ii) result in a breach of, result in a mandatory prepayment or acceleration of indebtedness evidenced by or secured by, or constitute a default under, any indenture or loan or credit agreement, or any other agreement or instrument to which it is a party or by which it or its properties may be bound, or require the creation or imposition of any encumbrance of any nature upon or with respect to any of the properties now owned or hereafter acquired by it; and

(iii) Valid and Binding Obligations. Following the Conversion Effective Date, the Sponsors' Subordination Agreement, as amended by this Amendment, shall constitute its legal, valid, and binding obligation, enforceable against it in accordance with its terms; subject, however, to applicable bankruptcy, insolvency, reorganisation, moratorium, or similar laws affecting creditors' rights generally and, as to enforceability, by general equitable principles.

Section 4.2  Miscellaneous.

(i) This Amendment is limited as specified and, except as expressly herein provided, shall not constitute a modification, amendment or waiver of any other provision of the Sponsors' Subordination Agreement or any provision of any other Operative Document. Except as specifically amended by this Amendment, the Sponsors' Subordination Agreement shall remain in full force and effect and is hereby ratified and confirmed.

(ii) This Amendment shall be an Operative Document under and for purposes of the Sponsors' Support Agreement.

(iii)  This Amendment has been executed in the English language.

(iv) This Amendment may be executed in any number of counterparts and by different parties on separate counterparts which when taken together shall constitute one agreement.

(v) Sections 19, 20, and 21 of the Sponsors' Subordination Agreement shall apply, mutatis mutandis, to this Amendment, as if set out herein in full.

                [Remainder of the page intentionally left blank]

                  IN WITNESS WHEREOF, each of the parties set out below has caused this Amendment to be duly executed and delivered by its respective officer or agent thereunto duly authorised as of the date first above written.

                                  ADVANCED MICRO DEVICES, INC.


                                  By: /s/ Robert J. Rivet
                                      ------------------------------------------
                                  Its Senior Vice President and Chief
                                      ------------------------------------------
                                      Financial Officer
                                      ------------------------------------------

                                  AMD SAXONY HOLDING GMBH

                                  By: /s/ Hans-Raimund Deppe
                                      ------------------------------------------
                                  Dr. Hans-Raimund Deppe
                                  Its Managing Director (Geschaftsfuhrer)

                                  AMD SAXONY MANUFACTURING GMBH

                                  By: /s/ Hans-Raimund Deppe
                                      ------------------------------------------
                                  Dr. Hans-Raimund Deppe
                                  Its Managing Director (Geschaftsfuhrer)

                                  AMD SAXONY LLC

                                  By: /s/ Hans-Raimund Deppe
                                      ------------------------------------------
                                  Dr. Hans-Raimund Deppe
                                  Its Manager

                                  AMD SAXONY ADMIN GMBH

                                  By: /s/ Hans-Raimund Deppe
                                      ------------------------------------------
                                  Dr. Hans-Raimund Deppe
                                  Its Managing Director (Geschaftsfuhrer)

                                  DRESDNER BANK LUXEMBOURG S.A.
                                  as Agent

                                  By: /s/ Prellwitz
                                      ------------------------------------------
                                  Its Signatory under power of attorney
                                      ------------------------------------------

                                DRESDNER BANK AG
                                as Security Agent


                                By: /s/ Prellwitz
                                    ----------------------------------------
                                Its Signatory under power of attorney
                                    ----------------------------------------

                 [Signature page to the Accession Agreement and
             Second Amendment to Sponsors' Subordination Agreement]

                                   APPENDIX A

                              AMENDED AND RESTATED
                        SPONSORS' SUBORDINATION AGREEMENT

                                                            Amended and Restated

                        SPONSORS' SUBORDINATION AGREEMENT

THIS SPONSORS' SUBORDINATION AGREEMENT, dated 11 March 1997, as amended, is made between ADVANCED MICRO DEVICES, INC., a corporation organised and existing under the laws of the State of Delaware, United States of America, with its chief executive office and principal place of business at One AMD Place, Sunnyvale, California 94088, United States of America ("AMD Inc."); AMD SAXONY HOLDING GMBH, Dresden, registered in the Commercial Register of the Dresden County Court HRB 13931 ("AMD Holding"; and, together with AMD Inc., collectively, the "Sponsors"); AMD SAXONY LLC, a limited liability company organised and existing under the laws of the State of Delaware, United States of America ("AMD Saxony LLC"); AMD SAXONY ADMIN GMBH, with its seat in Dresden ("AMD Admin" and together with AMD Saxony LLC, collectively, the "Additional Partner Companies"); AMD SAXONY MANUFACTURING GMBH, registered in the Commercial Register of the Dresden County Court, (proposed to be known as "AMD Saxony LLC & Co KG" Dresden following the Conversion Effective Date) ("AMD Saxonia"); DRESDNER BANK LUXEMBOURG S.A., as Agent (and successor to DRESDNER BANK AG ("Dresdner") in such capacity) for the Banks under the Loan Agreement referred to below (in such capacity, the "Agent") and DRESDNER, as Security Agent under such Loan Agreement (in such capacity, the "Security Agent") for the Secured Parties referred to below.

                              WITNESSETH:

WHEREAS, AMD Saxonia has been formed for the purpose of constructing, owning, and operating (i) the Plant and (ii) the integrated Design Center (the construction, ownership, and operation of the Plant and the Design Center being hereinafter called the "Project");

WHEREAS, in order to finance the construction of the Plant and the Design Center, and start-up costs of the operation of the Plant, (i) the Sponsors have made substantial subordinated loans to, and AMD Holding has made substantial equity investments in, AMD Saxonia, and (ii) AMD Saxonia has entered into a Syndicated Loan Agreement, dated 11 March 1997, as amended, (the "Loan Agreement"), with the banks from time to time party thereto (hereinafter collectively called the "Banks" and individually called a "Bank"), Dresdner, as Agent and Paying Agent (in such capacity, the "Paying Agent"), providing, inter alia, for a senior secured term facility aggregating up to DM 1,500,000,000 (one billion five hundred million Deutsche Marks);

WHEREAS, pursuant to the Conversion Documents, AMD Saxonia has changed its legal form to a Kommanditgesellschaft (a limited partnership organised under the laws of the Federal Republic of Germany) with AMD Holding and AMD Admin as its sole limited partners (Kommanditisten) and AMD Saxony as its sole general partner (Komplementar);

WHEREAS, the Sponsors and the Additional Partner Companies are entering into this Agreement with AMD Saxonia, the Agent, and the Security Agent for the benefit of the Banks and the Paying Agent (the Agent, the Security Agent, the Banks and the Paying Agent being hereinafter collectively called the "Secured Parties" and individually called a "Secured Party"), for the purpose, among other things, of providing (i) certain assurances with respect to the completion of the Project, and (ii) certain undertakings to and for the benefit of the Secured Parties; and

WHEREAS, in extending or continuing to extend credit to AMD Saxonia under the Loan Agreement, the Banks are relying on the undertakings of the Sponsors and Additional Partner Companies contained herein;

NOW, THEREFORE, the Sponsors, the Additional Partner Companies, AMD Saxonia, the Agent (for itself and on behalf of and the Banks), and the Security Agent (on behalf of the Secured Parties), agree as follows:

SECTION 1. Definitions. Unless otherwise defined herein, terms used herein have the meanings assigned to such terms in the Sponsors' Support Agreement. In addition, the following terms (whether or not underlined) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

     "Additional Partner Companies" has the meaning assigned to such term in the introduction to this Agreement.

     "Agent" has the meaning assigned to such term in the introduction to this Agreement.

     "Agreement" means this Sponsors' Subordination Agreement, as the same may at any time be amended or modified in accordance with the terms hereof and in effect.

     "AMD Admin" has the meaning assigned to such term in the introduction to this Agreement.

     "AMD Holding" has the meaning assigned to such term in the introduction to this Agreement.

     "AMD Holding Junior Liabilities" means all Junior Liabilities owing to AMD Holding.

     "AMD Inc." has the meaning assigned to such term in the introduction to this Agreement.

     "AMD Saxonia" has the meaning assigned to such term in the introduction to this Agreement.

     "AMD Saxony LLC" has the meaning assigned to such term in the introduction to this Agreement.

     "Bank" and "Banks" have the respective meanings assigned to such terms in the second recital of this Agreement.

     "Dresdner" has the meaning assigned to such term in the introduction to this Agreement.

     "Junior Liabilities" means all obligations and liabilities of AMD Saxonia to any of the Additional Partner Companies or the Sponsors (including, in the case of AMD Holding, any AMD Holding Junior Liabilities), including but not limited to, any and all rights and claims arising in connection with the capital accounts (Kapitalkonten), loan accounts (Darlehenskonten), and the private accounts (Privatkonten) of any partner (Gesellschafter), any claim to a distribution-quote (Auseinandersetzungsanspruch) including but not limited to any compensation in case of termination (Auflosung), in particular claims for liquidation proceeds (Liquidationserlos), withdrawal (Ausscheiden) of a partner, repaid capital in case of a capital decrease (Herabsetzung der Einlage oder der Pflichteinlage), repayment of capital (Ruckzahlung von Einlagen) or any other pecuniary claims (geldwerte Forderungen), howsoever created, arising, or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due.

     "Loan Agreement" has the meaning assigned to such term in the second recital of this Agreement.

         "Loan Agreement Termination Date" means the first date on or as of which (i) all Primary Secured Obligations have been paid in full, and
         (ii) the Banks have no commitments under or in connection with the Loan Agreement.

         "Paying Agent" has the meaning assigned to such term in the second recital of this Agreement.

         "Project" has the meaning assigned to such term in the first recital of this Agreement.

         "Secured Parties" and "Secured Party" have the respective meanings assigned to such terms in the fourth recital of this Agreement.

         "Security Agent" has the meaning assigned to such term in the introduction to this Agreement.

         "Senior Liabilities" means all obligations and liabilities of AMD Saxonia to the Agent, the Security Agent, any Bank, the Paying Agent, or either Guarantor (other than any arising solely by reason of any pledge or assignment of any AMD Holding Junior Liabilities made to the Security Agent pursuant to Section 2(b) hereof) under or arising out of any Financing Document, howsoever created, arising, or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due, it being expressly understood and agreed that the term "Senior Liabilities" shall include, without limitation, any and all interest accruing on any of the Senior Liabilities after the commencement of any proceedings referred to in
         Section 4, notwithstanding any provision or rule of law which might restrict the rights of the Security Agent, as against AMD Saxonia, any Additional Partner Company, or any other Person, to collect such interest.

         "Sponsors" has the meaning assigned to such term in the introduction to this Agreement.

         "Sponsors' Support Agreement" means the Sponsors' Support Agreement between the Sponsors, the Additional Partner Companies, the Agent and the Security Agent dated 11 March 1997, as amended by the First Amendment to Sponsors' Support Agreement dated 6 February 1998, the Second Amendment to Sponsors' Support Agreement dated 29 June 1999, the Third Amendment to Sponsors' Support Agreement dated 20 February 2001 and the Accession Agreement and Fourth Amendment to Sponsors' Support Agreement dated of 3 June 2002, and as the same may at any time be amended or modified in accordance with the terms thereof and in effect.

In this Agreement, unless the context requires otherwise, any reference to an Operative Document or a Project Agreement (including, in each case, any reference thereto as being in the form set out in a Schedule to the Loan Agreement) shall be a reference to such Document or Agreement as it shall have been, or from time to time may be, amended, varied, re-issued, replaced, novated or supplemented, in each case, in accordance with its terms and this Agreement. For the avoidance of doubt, any reference in the Agreement to stated capital (Stammkapital), capital reserves or any other similar term relating to the capital structure of a German limited liability company shall, following the Conversion Effective Date (as defined in the Sponsors' Support Agreement), be deemed to be a reference to the capital (Haftsummen and Pflichteinlagen) or capital reserves of a limited partnership under German law, save to the extent the context requires otherwise.

In this Agreement, unless the context requires otherwise, (i) any statutory provisions shall be construed as references to those provisions as amended, modified, re-enacted, or replaced from time to time; (ii) words importing a gender include every gender; (iii) references to Sections and Schedules are to Sections of and Schedules to this Agreement; and (iv) references to this Agreement include its Schedules. Section headings are inserted for reference only and shall be ignored in construing this

Agreement. A time of day, unless otherwise specified, shall be construed as a reference to Frankfurt am Main time.

SECTION 2. Obligations of the Sponsors and the Additional Partner Companies. The Sponsors and Additional Partner Companies will, from time to time, (a) promptly notify the Security Agent of the creation of any Junior Liabilities pursuant to the Sponsors' Support Agreement, the Sponsors' Loan Agreement or the Revolving Loan Facility Agreement, and (b) in the case of AMD Holding, and as collateral security for all Senior Liabilities, indorse without recourse, deliver, and pledge to the Security Agent any and all promissory notes or other instruments evidencing any of the AMD Holding Junior Liabilities, in a manner satisfactory to the Security Agent.

SECTION 3. Subordination. Except as expressly provided in this Agreement, or as the Agent (acting on the instructions of an Instructing Group) may hereafter otherwise expressly consent in writing, the payment of all Junior Liabilities shall be postponed and subordinated to the payment in full of all Senior Liabilities, and no payments or other distributions whatsoever in respect of any Junior Liabilities shall be made, nor shall any property or assets of AMD Saxonia be applied to the purchase or other acquisition or retirement of any Junior Liabilities; provided, however, that as long as no Event of Default, nor any Unmatured Event of Default nor, with respect to AMD Saxonia or any of the Sponsors or Additional Partner Companies, any event which is of the type described in Section 11.1 (e), (f), (g) or (h) of the AMD Inc. 1999 Loan and Security Agreement has occurred and is continuing, there are excepted from the foregoing provisions of this Section 3 (without duplication):

          (i) those payments to either of the Sponsors made by AMD Saxonia pursuant to Article II of the Management Service Agreement;

          (ii)   those payments to AMD Holding made by AMD Saxonia pursuant to
                 Article IV of the AMD Saxonia Wafer Purchase Agreement;

          (iii) those payments to AMD Inc. made by AMD Saxonia in respect of purchases of equipment in the ordinary course of business and on an arm's length basis and not exceeding DM 50,000,000 (fifty million Deutsche Marks) in aggregate;

          (iv) those payments to the Sponsors made by AMD Saxonia in accordance with Section 6.3 of the Sponsors' Support Agreement;

          (v) distributions in respect of the Junior Liabilities to the extent such distributions constitute non cash credits expressly permitted to be made under the Management Service Agreement or the AMD Saxonia Wafer Purchase Agreement;

          (vi) those payments to AMD Inc. made by AMD Saxonia pursuant to the AMD Saxonia Hedging Agreement other than payments of premium and other than payments in respect of the early termination thereof;

          (vii) with effect from 1 January 2002, payments of principal (but not interest) under the Revolving Loan Facility Agreement;

          (viii) the repayment of Sponsors' Loans in an amount equal to the amount of any increase in AMD Saxonia's equity capital paid in cash between 30 November 2000 and 31 December 2000;

          (ix) those payments by AMD Saxonia to AMD Holding and AMD Admin of such amounts as are necessary to pay income tax liabilities which have become due and payable resulting from AMD Holding's and AMD Admin's partnership interests in AMD Saxonia; and

         (x) those payments by AMD Saxonia to AMD Saxony LLC of costs and expenses and compensation in connection with AMD Saxony LLC acting as general partner of AMD Saxonia, up to a maximum aggregate amount of $75,000 per annum (or such other amount as may be agreed by AMD Saxonia and the Agent in writing).

and provided, further, that there are excepted from the foregoing terms of this
Section 3:

         (A) performance by AMD Saxonia of its obligations (other than payment obligations, if any) under the AMD Saxonia Wafer Purchase Agreement, the AMD Saxonia Research Agreement or the License Agreement; and

         (B) for the avoidance of doubt, employee salary funds withheld by AMD Saxonia for employees to acquire stock of AMD Inc. in connection with an employee stock purchase plan.

Moreover, if the AMD Saxonia Wafer Purchase Agreement or the Management Service Agreement terminates for any reason whatsoever, AMD Saxonia shall be permitted to credit the amounts payable thereunder against the amounts receivable by it thereunder strictly in accordance with the terms and provisions of each such Operative Document.

In addition to, and without intending to derogate from, the foregoing provisions of this Section 3, each of the Sponsors and Additional Partner Companies hereby subordinates its claims arising under or in connection with the Sponsors' Support Agreement, Sponsors' Loan Agreement and the Revolving Loan Facility Agreement to all other present and future creditors of AMD Saxonia, but the subordination under this sentence shall not apply to any such claims as long as and to the extent that omitting such claims from the subordination under this sentence will not result in or lead to an increase of an overindebtedness of AMD Saxonia within the meaning of Sec. 19 Insolvency Act (InsO), to be determined on the basis of AMD Saxonia's statement of affairs (Vermogensstatus) as per any relevant point in time or, if applicable, in an opening or closing liquidation balance sheet (Liquidationseroffnungs-, schlu(beta)bilanz). For the purposes of determining whether a repayment of principal or the payment of interest by AMD Saxonia is permitted under this paragraph the value of the assets and liabilities of AMD Saxonia to be included in the relevant statement of affairs shall always be determined by the managing directors and confirmed by the Auditor in accordance with the applicable rules. The Sponsors and Additional Partner Companies shall not be entitled to make payment claims under the Sponsors' Support Agreement, Sponsors' Loan Agreement or the Revolving Loan Facility Agreement as long as there is an overindebtedness of AMD Saxonia within the above meaning, or as long as there is not a liquidation surplus, or in a bankruptcy proceeding over the assets of AMD Saxonia, it being understood that the Sponsors and Additional Partner Companies' claims shall rank behind all other creditors in case of any insolvency proceeding which is governed by the provisions of the Insolvency Act (Insolvenzordnung).

SECTION 4. Bankruptcy, Insolvency, etc. In the event of any dissolution, winding up, liquidation, reorganization, or other similar proceedings relating to AMD Saxonia or to its creditors, as such, or to its property (whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency, compromise proceedings (Vergleichsverfahren) or any other marshalling of the assets and liabilities of AMD Saxonia, or any sale of all or substantially all of the assets of AMD Saxonia, or otherwise), the Senior Liabilities shall first be paid in full before any of the Sponsors and Additional Partner Companies shall be entitled to receive and to retain any payment or distribution in respect of the Junior Liabilities, and in order to implement the foregoing, (a) each of the Sponsors and the Additional Partner Companies hereby irrevocably agrees that in such event all payments and distributions of any kind or character in respect of the Junior Liabilities to which such Sponsor or Additional Partner Company would be entitled if the Junior Liabilities were not subordinated, or, in the case of the AMD Holding Junior Liabilities, subordinated and pledged or assigned, pursuant to this Agreement, shall be made directly to the Security Agent; (b) upon the commencement and during the continuance of any proceedings referred to in this Section 4, the Security Agent shall have the right to require any or all of the Sponsors or the Additional Partner Companies to claim, enforce, prove, or vote in respect of the Junior Liabilities in such manner as is directed by the Security Agent and as is permitted by applicable law, including, without limitation, to direct that all payments and distributions of any kind or character in respect of the Junior Liabilities to which such Sponsor or Additional Partner Company would be entitled if the Junior Liabilities were not subordinated (or, in the case of the AMD Holding Junior Liabilities, subordinated and (if applicable) pledged) pursuant to this Agreement, shall be made directly to the Security Agent; provided, that if the Security Agent shall not have required a Sponsor or Additional Partner Company to claim, enforce, prove, or vote in respect of any of the Junior Liabilities on or before the day which is 10 Business Days before a date on which the failure to so claim, enforce, prove, or vote would invalidate or otherwise materially adversely affect the rights of such Sponsor or Additional Partner Company, such Sponsor or Additional Partner Company shall have the right to claim, enforce, prove, or vote in respect of such Junior Liabilities in such Sponsor's or Additional Partner Company's sole discretion; and (c) each Sponsor and Additional Partner Company hereby irrevocably agrees that the Security Agent may, at its sole discretion for purposes hereof, in the name of such Sponsor, Additional Partner Company or otherwise, demand, sue for, collect, receive, and receipt for any and all such payments or distributions, and file, prove, and vote, or consent in any such proceedings with respect to, any and all claims of such Sponsor or Additional Partner Company relating to the Junior Liabilities.

SECTION 5. Payments Held in Trust. In the event that any of the Sponsors or Additional Partner Companies receives any payment or other distribution of any kind or character from AMD Saxonia or from any other source whatsoever in respect of any of the Junior Liabilities, other than as expressly permitted by the terms of this Agreement, such payment or other distribution shall be received in trust for the Security Agent, and promptly turned over by such Sponsor or Additional Partner Company to the Security Agent. Each of the Sponsors and Additional Partner Companies will mark its books and records, and cause AMD Saxonia to mark its books and records, as to clearly indicate that the Junior Liabilities are subordinated in accordance with the terms of this Agreement, and will cause to be clearly inserted in any instrument which at any time evidences any of the Junior Liabilities a statement to the effect that the payment thereof is subordinated in accordance with the terms of this Agreement. Each of the Sponsors and Additional Partner Companies will execute such further documents or instruments and take such further action as the Security Agent may reasonably request from time to time to carry out the intent of this Agreement.

SECTION 6. Application of Payments; No Subrogation. All payments and distributions received by the Security Agent in respect of the Junior Liabilities in accordance with the terms hereof, to the extent received in or converted into cash, may be applied by the Security Agent first to the payment of any and all expenses (including reasonable attorneys' fees and legal expenses) paid or incurred by the Security Agent in enforcing this Agreement or in endeavouring to collect or realize upon any of the Junior Liabilities or any security therefor in accordance with the terms hereof, and any balance thereof shall, solely as between the Sponsors, Additional Partner Companies and the Security Agent, be applied by the Security Agent, in the manner provided by the Loan Agreement, toward the payment of the Senior Liabilities remaining unpaid; but, as between AMD Saxonia and its creditors, no such payments or distributions of any kind or character shall be deemed to be payments or distributions in respect of the Senior Liabilities; and, notwithstanding any such payments or distributions received by the Security Agent in respect of the Junior Liabilities and so applied by the Security Agent toward the payment of the Senior Liabilities, each of the Sponsors and Additional Partner Companies shall be subrogated to the then-existing rights of the Agent, the Security Agent, and the Banks, if any, in respect of the Senior Liabilities only at such time as (i) the Agent, the Security Agent, and the Banks shall have received payment of the full amount of the Senior Liabilities, as provided for in Section 9, or (ii) this Agreement shall terminate pursuant to Section 15. Each Secured Party shall, at the relevant Sponsor's or Additional Partner Company's request and expense made after such time, execute and deliver to such Sponsor or Additional Partner Company appropriate documents (without recourse or warranty whatsoever) to evidence the transfer by subrogation to such Sponsor or Additional Partner Company of an interest in the Senior Liabilities resulting from the application of payments in the manner contemplated by this Section 6. The obligations of the Secured Parties under the preceding sentence shall survive any termination of this Agreement.

SECTION 7. Waivers by the Sponsors and the Additional Partner Companies. Each of the Sponsors and Additional Partner Companies hereby waives: (a) notice of acceptance by the Agent, the Security Agent, or any Bank of this Agreement; (b) notice of the existence or creation or non-payment of all or any of the Senior Liabilities; and (c) all diligence in collection or protection of or realization upon the Senior Liabilities or any thereof or any security therefor.

SECTION 8. Obligations of the Sponsors and the Additional Partner Companies. None of the Sponsors or the Additional Partner Companies will, without the prior written consent of the Security Agent: (a) transfer or assign, or attempt to enforce or collect, any Junior Liabilities or any rights in respect thereof, except (i) that AMD Inc. may assign any Senior Liability to AMD Holding, and
(ii) that the Sponsors and Additional Partner Companies may enforce or collect any Junior Liabilities that are expressly permitted to be paid pursuant to
Section 3; provided, that nothing in this Agreement shall be deemed to prevent AMD Inc. from seeking damages, equitable relief or otherwise enforcing any rights it may have against AMD Saxonia arising out of (x) any tort or infringement of AMD Inc. tangible or intangible property rights (including without limitation rights under applicable patent, copyright and trade secret laws and similar principles) to the extent such tort or infringement arises after the date of termination of the AMD Holding Wafer Purchase Agreement or (y) a breach by AMD Saxonia of its obligations under the License Agreement to the extent, but only to the extent, such tort or infringement arises after the date of termination of the AMD Holding Wafer Purchase Agreement; (b) take any collateral security for any Junior Liabilities; (c) convert any Junior Liabilities into Equity Capital of AMD Saxonia (it being understood and agreed that (i) the Sponsors' Loans made by AMD Holding (but not AMD Inc.) may be converted into Equity Capital of AMD Saxonia and (ii) for the avoidance of doubt, a repayment permitted under Section 3 (viii) shall not be considered a conversion hereunder); or (d) commence, or join with any other creditor commencing, any bankruptcy, reorganisation, or insolvency proceedings with respect to AMD Saxonia.

SECTION 9. Continuing Subordination. This Agreement shall in all respects be a continuing agreement and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of any of the Sponsors or Additional Partner Companies, or that at any time or from time to time all Senior Liabilities may have been paid in full), but shall automatically terminate on the Loan Agreement Termination Date.

SECTION 10. Rights of the Agent, the Security Agent, and the Banks. The Agent, the Security Agent, and each Bank may, from time to time, at its sole discretion and without notice to any of the Sponsors or Additional Partner Companies, take any or all of the following actions without affecting its or their rights under this Agreement: (a) retain or obtain a security interest in any property of any Person to secure any of the Senior Liabilities; (b) retain or obtain the primary or secondary obligations of any other obligor or obligors with respect to any of the Senior Liabilities; (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Senior Liabilities, or release or compromise any obligation of any nature of any obligor with respect to any of the Senior Liabilities; (d) compromise, settle, release, renew, extend, indulge, amend, change, waive, modify, or supplement in any respect any of the terms or conditions of any of the Operative Documents; and (e) release its lien on or security interest in, or surrender, release, or permit any substitution or exchange for, all or any part of any property securing any of the Senior Liabilities, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter, or exchange any obligations of any nature of any obligor with respect to any such property.

SECTION 11. Transfer of Obligations; Enforcement. The Security Agent, the Agent, or any Bank may, from time to time, without notice to any of the Sponsors or Additional Partner Companies, but subject, however, to the provisions of Section 26 of the Loan Agreement, assign or transfer any or all of the Senior Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Senior Liabilities shall be and remain Senior Liabilities for purposes of this Agreement, and every immediate and successive assignee or transferee of any of the Senior Liabilities or of any interest therein, shall, to the extent of the interest of any such assignee or transferee in the Senior Liabilities, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were the transferor. The rights of the Secured Parties hereunder shall be exercisable solely by the Security Agent on behalf of the Secured Parties, unless either the Security Agent is not able pursuant to applicable law to realize the practical benefits of such rights on behalf of the Secured Parties or the limitations set forth in this sentence would otherwise materially adversely affect the rights of the Secured Parties hereunder.

SECTION 12. Additional Provisions. None of the Agent, the Security Agent, or the Banks shall be prejudiced in its rights under this Agreement by any act or failure to act of any of AMD Saxonia or any of the Sponsors or Additional Partner Companies, or any noncompliance of AMD Saxonia or any of the Sponsors or Additional Partner Companies with any agreement or obligation, regardless of any knowledge thereof which the Agent, the Security Agent, or such Bank may have or with which the Agent, the Security Agent, or such Bank may be charged; and no action of the Agent, the Security Agent, or any Bank permitted hereunder shall in any way affect or impair the rights of the Agent, the Security Agent, or any Bank, and the obligations of each of the Sponsors and Additional Partner Companies, under this Agreement. For the purposes of this subordination, Senior Liabilities shall include all obligations of AMD Saxonia under or in connection with any of the Operative Documents to the Agent, the Security Agent, the Paying Agent and each Bank, notwithstanding any right or power of any AMD Saxonia or anyone else to assert any claim or defence as to the invalidity or unenforceability of any such obligation, and no such claim or defence shall affect or impair the agreements and obligations of the Sponsors and Additional Partner Companies hereunder; provided, however, that Senior Liabilities shall not include any obligations or liabilities of AMD Saxonia which a court of competent jurisdiction shall have determined (which determination shall be final and unappealable) are invalid or unenforceable.

SECTION 13. Cumulative Remedies; Modifications in Writing. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Agent or the Security Agent at law, in equity, or otherwise. No amendment, modification, supplement, termination, or waiver of or to any provision of this Agreement, or consent to any departure by any of the Sponsors, Additional Partner Companies or AMD Saxonia therefrom, shall be effective unless the same shall be in writing and signed by or on behalf of the Agent and the Security Agent.

SECTION 14. Severability of Provisions. In case any provision of this Agreement is invalid or unenforceable, the validity or enforceability of the remaining provisions hereof shall remain unaffected. The parties hereto shall have an obligation to replace any invalid provision by a valid provision which approximates best the economic purpose of the invalid provision.

SECTION 15. Termination. This Agreement and the obligations of the parties hereunder shall terminate on the Loan Agreement Termination Date; provided, that such obligations shall automatically revive and be reinstated if and to the extent that AMD Saxonia shall subsequently have obligations to any of the Secured Parties under or arising out of any of the Financing Documents.

SECTION 16. Assignment. This Agreement shall be binding upon and shall inure to the benefit of each party hereto and their respective successors and assigns; provided, however, that the Security Agent, the Agent, and the Banks may transfer their rights under this Agreement, subject, however, to the provisions of ss. 26 of the Loan Agreement; provided, further, that none of the Sponsors or Additional Partner Companies or AMD Saxonia shall have the right to transfer or assign its rights under this Agreement without the prior written consent of the Agent and the Security Agent; and provided, further, that AMD Saxonia may assign this Agreement to the Security Agent as security for the obligations of AMD Saxonia under the Loan Agreement and the other Operative Documents. Notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, Senior Liabilities shall be and remain Senior Liabilities for the purposes of this Agreement, and every immediate and successive assignee or transferee of any of the Senior Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Senior Liabilities, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were the transferor, subject, however, to the provisions of Section 11; provided, however, that, in addition to its rights under Section 11, unless the Security Agent (acting on the instructions of an Instructing Group) shall otherwise consent in writing, the Security Agent shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Agreement for the benefit of the Secured Parties as to those of the Senior Liabilities which have not been so assigned or transferred.

SECTION 17. Notice. All notices, demands, instructions, and other communications required or permitted to be given to or made upon any party hereto shall be in writing and shall be personally delivered or sent by registered or certified mail, postage pre-paid, return receipt requested, or by pre-paid telex, TWX, or telegram, or by pre-paid courier service, or by telecopier, and shall be deemed to be given for purposes of this Agreement on the day that such writing is delivered or sent to the intended recipient thereof in accordance with the provisions of this Section 17. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 17, notices, demands, instructions, and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective telex, TWX or telecopier numbers) indicated below.

To the Security Agent:

Dresdner Bank AG, as Security Agent
Ostra Allee 9
01067 Dresden
Attention: Betreuung Unternehmenskunden
Facsimile No.: (49) 351 489-1300

To the Agent:

Dresdner Bank Luxembourg S.A., as Agent
26, rue du Marche-aux-Herbes
L-2097 Luxembourg
Attention: Direktion
Facsimile No.: (352) 4760-824

To AMD Inc.:

Advanced Micro Devices, Inc.
One AMD Place
Sunnyvale, California  94088
Attention: General Counsel
Facsimile No.: (1) (408)774 7399


To AMD Holding:

AMD Saxony Holding GmbH
Wilschdorfer Landstrasse 101
01109 Dresden
Attention: Geschaftsfuhrer
Facsimile No.: (49) 351 277 91300

 To AMD Saxony LLC:

One AMD Place
Mailstop 150
Sunnyvale, CA 94088
Attention: Manager
Facsimile No.: (408) 774 7399

To AMD Admin:

Wilschdorfer Landstrasse 101
01109 Dresden
Attention: Geschaftsfuhrer
Facsimile No.: (49) 351 277 91300

To AMD Saxonia:

AMD Saxony Manufacturing GmbH
Wilschdorfer Landstrasse 101
01109 Dresden
Attention: Geschaftsfuhrer
Facsimile No.: (49) 351 277 91300

SECTION 18. Relationship to Other Agreements. The rights of the Agent and the Security Agent pursuant to this Agreement are in addition to any other rights or remedies which the Agent and the Security Agent may have under statutory law or other agreements between one or more of the Agent, the Security Agent, the Banks, the Sponsors, the Additional Partner Companies and AMD Saxonia. Where such rights and remedies are in conflict with the provision of this Agreement, the provision of this Agreement shall prevail.

SECTION 19. Governing Law. This Agreement and all rights and obligations of the parties arising hereunder or in connection herewith shall be governed by the Laws of the Federal Republic of Germany.

SECTION 20. Jurisdiction. Each of the Sponsors, Additional Partner Companies and AMD Saxonia hereby submits to the exclusive jurisdiction of the courts in Frankfurt am Main for any dispute arising out of or in connection with this Agreement. AMD Inc. and AMD Saxony LLC state that Advanced Micro Devices GmbH, whose address is Rosenheimerstrasse 143b, 81671 Munich, Germany, Attention:
Legal Department, Tel: +49 89 450 530, Fax: +49 89 406 490, Telex: 841523883, is
their accredited agent for service of process and hereby undertakes to maintain an agent for service in Germany. The foregoing submission to jurisdiction shall not (and shall not be construed so as to) limit the rights of the Agent or the Security Agent to take suits, actions, or proceedings against a Sponsor or an Additional Partner Company to enforce any judgment rendered by the courts in Frankfurt am Main in any other court or entity of competent jurisdiction where such Sponsor or Additional Partner Company has assets, nor shall the taking of suits, actions, or proceedings to enforce any such judgment in one or more jurisdictions preclude the taking of enforcement proceedings in any other jurisdiction, whether concurrently or not.

SECTION 21. Use of English Language. This Agreement has been executed in the English language. All certificates, reports, notices, and other documents and communications given or delivered pursuant to this Agreement shall be in the English language and, if reasonably requested by the Agent, shall be accompanied by a certified German translation promptly thereafter. In the event of any inconsistency, the English language version of any such document shall control.

SECTION 22. Operative Document. This Agreement is an Operative Document executed pursuant to the Loan Agreement.

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                                       11

          IN WITNESS WHEREOF, each of the parties set out below has caused this Agreement to be duly executed and delivered by its respective officer or agent thereunto duly authorised as of the date first above written.

                                     ADVANCED MICRO DEVICES, INC.

                                     By:________________________________________
                                     Its________________________________________

                                     AMD SAXONY HOLDING GMBH

                                     By:________________________________________
                                     Its Managing Director

                                     AMD SAXONY LLC

                                     By:________________________________________
                                     Its Manager

                                     AMD SAXONY ADMIN GMBH

                                     By:________________________________________
                                     Its Managing Director

                                     AMD SAXONY MANUFACTURING GMBH

                                     By:________________________________________
                                     Its________________________________________

                                     DRESDNER BANK LUXEMBOURG S.A.
                                     as Agent

                                     By:________________________________________
                                     Its________________________________________

                                     DRESDNER BANK AG
                                     as Security Agent

                                     By:________________________________________
                                     Its________________________________________

            [Signature page to the Sponsors' Subordination Agreement]

                                       12